Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments
Fair Value of Financial Instruments

Investments in Trading Securities and Available-for-sale Securities
We have investments in mutual funds designated as trading securities and as available-for-sale securities that are carried at fair value in the financial statements.  For these investments, fair value was estimated based on quoted prices categorized as a Level 1 valuation.

Fixed-Rate Debt
The fair value and carrying value of our fixed-rate debt are as follows:

	December 31,
(In millions)	2016	2015

Unsecured notes issued in a private placement
Carrying value	$85.7	92.9
Fair value	88.2	95.7

The fair value estimate of our unsecured private-placement notes is based on the present value of future cash flows, discounted at rates for similar instruments at the respective measurement dates, which we have categorized as a Level 3 valuation.

Forward and Swap Contracts
We have outstanding foreign currency forward and swap contracts to hedge transactional risks associated with foreign currencies.  At December 31, 2016, the notional value of our shorter term outstanding foreign currency forward and swap contracts was $41.9 million, with average maturities of approximately one month.  These shorter term foreign currency forward and swap contracts primarily offset exposures in the British pound and the Mexican peso and are not designated as hedges for accounting purposes.  At December 31, 2016, the fair value of these shorter term foreign currency contracts was not significant.

In 2013, we entered into a longer term cross-currency swap to hedge against the change in value of a long-term intercompany loan denominated in Brazilian real.  This longer term contract is designated as a cash flow hedge for accounting purposes. At December 31, 2016, the notional value of this contract was $7.9 million with a weighted-average maturity of 0.6 years.  At December 31, 2016, the fair value of this longer term swap contract was a net asset of $3.1 million, of which $2.4 million is included in prepaid expenses and other and $0.7 million is included in other assets on the consolidated balance sheet.

In the first quarter of 2016, we entered into two interest rate swaps with a total notional value of $40 million with a weighted-average maturity of 1.9 years. These swaps were entered into to hedge cash flow risk associated with changes in variable interest rates and are designated as cash flow hedges for accounting purposes. At December 31, 2016, the fair value of these interest rate swaps was a net asset of $0.8 million, of which $0.9 million in included in other assets and $0.1 million was included in accrued liabilities.

The fair values of these forward and swap contracts are determined using Level 2 valuation techniques and are based on the present value of net future cash payments and receipts.

Other Financial Instruments
Other financial instruments include cash and cash equivalents, accounts receivable, floating rate debt, accounts payable and accrued liabilities.  The financial statement carrying amounts of these items approximate the fair value.

There were no transfers in or out of any of the levels of the valuation hierarchy in 2016.